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                                                                   EXHIBIT 10.16


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                                               BALLOON MORTGAGE NOTE

$1,880,000                                                        , Pennsylvania

                                                                          , 1999

                  For Value Received the undersigned, and if more than one, jointly and severally ("Borrower"), promises to pay to the order of PUBLIC SCHOOL EMPLOYES' RETIREMENT BOARD an independent Administrative Board of the Commonwealth of Pennsylvania transacting business in the name of the PUBLIC SCHOOL EMPLOYES' RETIREMENT SYSTEM ("Lender"), the principal sum of ONE MILLION EIGHT HUNDRED EIGHTY THOUSAND DOLLARS ($1,880,000) or so much thereof as may be advanced and outstanding from time to time, with interest which shall be calculated on a three hundred and sixty (360) day year consisting of twelve (12) months, each month containing thirty (30) days, and shall begin accruing on the loan principal or any portion thereof which is outstanding from the date hereof at the following rate and payable in the following manner:

         The following mortgage note is to be considered a balloon mortgage note whereby the principal of this loan is retired slowly through principal and interest payments. On the date of maturity one large payment consisting of all unpaid principal and accrued interest becomes due in full.

         The term of this loan shall be for ten (10) years and shall consist of two consecutive five year loan periods.

                  During the first five year loan period of this Note, interest shall accrue on the outstanding principal at EIGHT AND ONE HALF PERCENT (8.5%) per annum. The principal and interest during the first five year loan period shall be payable in SIXTY (60) monthly installments of FIFTEEN THOUSAND ONE HUNDRED THIRTY EIGHT DOLLARS AND TWENTY SEVEN CENTS ($15,138.27) each. In the event Borrower satisfies this Note at the end of the first five year loan period, the sixtieth (60th) monthly payment shall consist of outstanding principal and all accrued and unpaid interest. During the second five year period of this Note, the interest rate shall be fixed at three hundred and fifty
(350) basis points above the then reported five (5) year U.S. Treasury Note Yield Rate as of the first business day of the sixtieth (60th) month of the loan. The principal and interest during the second five (5) year loan period of this loan shall be payable in FIFTY-NINE (59) monthly installments of an amount which is calculated by using the interest as calculated above and converting this interest rate into a mortgage loan constant using a TWENTY YEAR amortization, and then multiplying the remaining loan balance by the mortgage loan constant and dividing by twelve (12). The one hundred twentieth (120th) payment shall consist of the then outstanding principal plus all accrued and unpaid interest. The first installment being due and payable on OCTOBER 1, 1999, and the remaining installments being due and payable on the first day of each succeeding month thereafter until all installments are paid. This Note shall mature on SEPTEMBER 1, 2009. and on such date the entire unpaid principal balance hereof, together with accrued interest thereon, shall become due and payable in full. Both principal and interest shall be payable in lawful current money of the United States of America.


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                  The indebtedness represented by this Note may be prepaid in accordance with the following provisions, but not otherwise. In consideration of the Lender granting to the Borrower the privilege of prepaying all or a part of the principal balance of this Note, Borrower agrees to give sixty (60) days written notice to the holder hereof of intention to make prepayment, provided Borrower shall have said privilege to prepay all or any part of the principal balance of this Note with accrued interest thereon to date of payment upon Borrower paying, at the time of such prepayment and in addition thereto as follows: No prepayment shall be allowed during the first two loan years. There shall be a prepayment premium computed on the amount so prepaid of, three (3%) percent during the third (3rd) Loan Year, and declining one percent (1%) in each Loan Year thereafter. Prepayments made during the ninety (90) day period immediately preceding the end of the first five year loan period are not subject to a payment premium. Prepayments made during the second five year loan period shall be subject to a one percent (1%) prepayment premium. Prepayments made during the ninety days immediately preceding loan maturity are not subject to a prepayment premium.

         Prepayments shall not reduce or postpone regular installments but shall be applied against the outstanding principal balance in the inverse order of its maturity. Any voluntary or involuntary prepayment, whether payable out of insurance awards, compensation for eminent domain, or by reason of acceleration due to any default (intentional, purposeful or otherwise) hereunder or under any of the loan documents shall be subject to the aforedescribed prepayment premiums. Borrower acknowledges that the prepayment premium is bargained-for consideration for permitting prepayment and is not to be construed as a liquidated damages provision. This prepayment premium provision shall be interpreted and enforced to the fullest extent permitted by law. In the event this provision or any part hereof is adjudicated to be invalid or unenforceable, it is the intention of the parties hereto that such invalid portion of the provision be stricken or otherwise modified to cause the provision as revised to be enforced.

                  No further encumbrances or secondary financing of the Property will be permitted during the term of the loan or any extensions thereof without the advance written approval of Lender, which may be granted or withheld in Lender's sole discretion.

                  The term "Loan Year" is defined to be any twelve (12) month period commencing on the date of the first monthly payment hereunder and on each yearly anniversary thereof.

                  In the event any payment of principal and/or interest and/or other charges payable to Lender shall become overdue for a period in excess of ten (10) days, in addition to the interest due as stipulated in this Note, a late charge equal to five percent (5%) of such unpaid amount shall also be immediately due to Lender for each month of delinquency. The amount of the late charge to be paid to Lender for any month shall be computed on the aggregate amount of delinquent monthly installments and any other payments due under this Note or related Loan Documents, including all accrued late charges, then outstanding. The provisions of this paragraph in no way relieve Borrower of the obligation to pay any payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Lender's remedies in the event said payments are unpaid after their due date. No payment is deemed to have been made until said payment is received in Lender's office.

                  All payments made hereunder shall be applied first to accrued interest and then to outstanding principal and shall be payable in lawful money of the United States of America at Lender's principal office, or at such other place as the holder may designate in writing.

                  This Note is secured by, among other things, a mortgage upon real property located in the Commonwealth of Pennsylvania (herein the "Mortgage"), and other Loan Documents hereinafter in existence. The Mortgage, this Note and all other documents given in connection with the loan evidenced hereby are sometimes herein referred to as the "Loan Documents".

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                  Lender may after providing Borrower with ten (10) days written notice in which to cure a monetary default and thirty (30) days in which to cure a nonmonetary default declare the unpaid balance of principal plus accrued interest under this Note to be immediately due and payable either: (1) when permitted under any of the Loan Documents; or (2) upon any default in the payment of any sum of money or interest due hereunder or due by the Borrower to the Lender under any other promissory note or under any security agreement or other written obligation of any kind now existing or hereafter created; or (3) upon the happening of an event by which said balance shall or may become due and payable under the terms of the Mortgage; or (4) upon the insolvency, bankruptcy, or dissolution, or other change or occurrence adversely affecting any borrower, endorser, or guarantor hereof; or (5) in the event of a material adverse change of the Borrower as defined in paragraph thirteen (13) of the Open End Mortgage and Security Agreement of even date; or (6) in the event the Lender shall deem itself insecure. After default or maturity, this Note and all sums due hereunder shall bear interest at fifteen (15%) (hereinafter referred to as "Default Rate" throughout the loan documents) percent from due date until paid.

                      DISCLOSURE OF CONFESSION OF JUDGMENT

                  If any of the events described in the immediately preceding paragraph occur, Borrower hereby irrevocably authorizes and empowers any attorney or attorneys or the Prothonotary or Clerk of any Court of record in the Commonwealth of Pennsylvania, or in any other jurisdiction which permits the entry of judgment by confession, to appear for Borrower in such court in an appropriate action there brought or to be brought against Borrower at the suit of Lender on this Note, with or without complaint or declaration filed as of any term or time, and therein to CONFESS OR ENTER JUDGMENT against Borrower for all sums due by Borrower to Lender under this Note and the other Loan Documents (with or without acceleration of maturity), including all costs and a reasonable attorney's commission for collection of ten percent (10%), but not less than $ 10,000.00 of the aggregate amount due hereunder. For so doing this Note or a copy hereof verified by affidavit shall be sufficient warrant. The authority to confess judgment granted herein shall not be exhausted by any exercise thereof but may be exercised from time to time and at any time as of any term and for any amount authorized herein. Borrower expressly authorizes the entry of repeated judgments under this paragraph notwithstanding any prior entry of judgment in the same or any court for the same obligation or any part thereof.

Initials:         PAD              .
         ---------------------------

                  BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE AND THAT IT UNDERSTANDS THIS PROVISION FOR CONFESSION OF JUDGMENT, AND BORROWER WAIVES ANY RIGHT TO NOTICE OR HEARING WHICH IT MIGHT OTHERWISE HAVE BEFORE ENTRY OF JUDGMENT.

Initials:         PAD              .
         ---------------------------

         Our Legal Counsel has explained to us that the Note contains wording that would permit the PUBLIC SCHOOL EMPLOYES' RETIREMENT SYSTEM to enter judgment against us at the courthouse if said Note is in default, without notice to us and without offering us an opportunity to defend against the entry of judgment, and that the judgment may be collected by any legal means. In executing the Note, we are knowingly, understandingly, and voluntarily waiving our rights to resist the entry of judgment against us at the courthouse, and are consenting to the confession of judgment.

Initials:         PAD              .
         ---------------------------

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                  The parties agree and intend to comply with the applicable usury law, and notwithstanding anything contained herein, in the Mortgage or in any other Loan Document, the effective rate of interest to be paid on this Note (including all costs, charges and fees which are characterized as interest under applicable law) shall not exceed the maximum contract rate of interest permitted under applicable law, as it exists from time to time. Lender agrees not to knowingly collect or charge interest (whether denominated as fees, interest or other charges) which will render the interest rate hereunder usurious, and if any payment of interest or fees by Borrower to Lender would render this Note usurious, Borrower agrees to give Lender written notice of such fact with or in advance of such payment. If Lender should receive any payment which constitutes interest under applicable law in excess of the maximum lawful contract rate permitted under applicable law (whether denominated as interest, fees or other charges), the amount of interest received in excess of the maximum lawful rate shall automatically be applied to reduce the principal balance, regardless of how such sum is characterized or recorded by the parties.

                  Each Borrower, jointly and severally: (1) promises to pay all costs of collection of this Note, including the cost of enforcing this section, a reasonable attorney's fee, whether incurred in connection with collection, trial, appeal or otherwise, all of which shall bear interest at the rate of six percent (6%) per annum from the date said expenses are incurred until the date Lender is reimbursed for said expenses; (2) waives presentment, demand, protest of demand, notice of protest and nonpayment; (3) waives the right of exemption under the constitution and the laws of Pennsylvania; and (4) gives the Lender a security interest in any funds or other assets from time to time on deposit with or in possession of the Lender, and the Lender may, at any time, set off the indebted ness evidenced by this Note against any such funds or other assets.

                  The Borrower and all endorsers and all persons liable or to become liable on this Note consent to any and all renewals and extensions of the time of payment hereof and further agree that at any time the terms of the payment hereof may be modified or security released, surrendered or substituted by agreement between the Lender hereof and any owner of the premises or property affected by the Mortgage or other Loan Document securing this Note without affecting the liability of any party to this Note or any person liable or to become liable with respect to any indebtedness evidenced thereby and waive all and every kind of notice of such extension or extensions, change or changes, and agree that the same may be made without joinder of the Borrower.

                  BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE THIS BALLOON MORTGAGE NOTE. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS BALLOON MORTGAGE NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, AND BORROWER HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY AN INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.

INITIALS:         PAD              .
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                  The remedies of Lender shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. No act, or omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective unless set forth in a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.


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                  If any one or more of the provisions contained in this Note for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been continued herein or therein.

                  This Note shall be governed by and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

                  Lender as used herein shall include the named Lender and its uccessors and assigns.

                  Time is of the essence of this Note and the payments and performance hereunder and under the Loan Documents.

                  This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.



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                  IN WITNESS WHEREOF, Borrower has executed and delivered this instrument this day and year first above written.

WITNESS/ATTEST                             BORROWER:

                                           POLYCHEM CORPORATION, A PENNSYLVANIA
                                           CORPORATION


                                           By:  /s/ Paul A. DeJuliis
----------------------------                  ---------------------------------
                                              Paul A. DeJuliis, Chairman & CEO









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                                           CONFESSION OF JUDGMENT WAIVER

         AND NOW, THIS ____ DAY OF __________, 1999 THE UNDERSIGNED (HEREINAFTER "BORROWER") HAVING EXECUTED A BALLOON MORTGAGE NOTE OF EVEN DATE
HEREWITH IN FAVOR OF THE PUBLIC SCHOOL EMPLOYES' RETIREMENT SYSTEM (HEREINAFTER "LENDER") HEREBY UNDERSTANDS AND AGREES AS FOLLOWS:

         BY SIGNING THIS WAIVER, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT IT HAS BEEN REPRESENTED BY COUNSEL WITH REGARDS TO THE REVIEW OF THE PROVISIONS OF THE BALLOON MORTGAGE NOTE AND THE EXECUTION OF SAID NOTE. BY SIGNING THIS WAIVER, BORROWER FURTHER REPRESENTS TO LENDER THAT IT UNDERSTANDS THE IMPLICATIONS OF SAID PROVISIONS INCLUDING BUT NOT LIMITED TO THE PROVISION REGARDING CONFESSION OF JUDGMENT.

         ACTING WITH THE BENEFIT OF LEGAL COUNSEL, THE UNDERSIGNED FURTHER ACKNOWLEDGES AND AGREES THAT THIS DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED. BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST IT BY LENDER HEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S ENTERING JUDGMENT AGAINST IT BY CONFESSION PURSUANT TO THE TERMS HEREOF.

         ACTING WITH THE BENEFIT OF LEGAL COUNSEL, THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THIS DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT NOTICE AND A HEARING, FORECLOSE UPON, ATTACH, LEVY OR OTHERWISE SEIZE PROPERTY OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF ITS RIGHTS AFTER JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENT TO LENDER'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

         IN WITNESS WHEREOF, INTENDING TO BE LEGALLY BOUND HEREBY, BORROWER HAS CAUSED THIS WAIVER TO BE EXECUTED AND DELIVERED ON THE DATE FIRST ABOVE WRITTEN.
                                          POLYCHEM CORPORATION, A PENNSYLVANIA
                                          CORPORATION



                                          BY:  /s/ Paul A. DeJuliis
                                             --------------------------------
                                             PAUL A. DEJULIIS, CHAIRMAN & CEO


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